POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”).

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE , its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 17th day of May, 2017.

ATTEST:		MUTUAL FUND SERIES TRUST

By: /s/ Jennifer Bailey		By: /s/ Jerry Szilagyi
Jennifer Bailey, Secretary		Jerry Szilagyi, President

STATE OF NEW YORK	)
	)	ss:
COUNTY OF SUFFOLK	)

Before me, a Notary Public, in and for said county and state, personally appeared Jerry Szilagyi, President, and Jennifer Bailey, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and who duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May, 2017.

NOTARY PUBLIC	/s/ Stephanie Shearer
Stephanie Shearer	Notary Public
No. 01SH6176046	My commission expires 10/29/19
Exp. 10/29/19
Suffolk County
STATE OF NEW YORK

(SEAL)

CERTIFICATE

The undersigned, Secretary of MUTUAL FUND SERIES TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on May 17, 2017, and is in full force and effect:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”).

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE , its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: May 17, 2017	/s/ Jennifer Bailey
Jennifer Bailey, Secretary
MUTUAL FUND SERIES TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned is a Trustee, the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE , its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2017.

/s/ Jerry Szilagyi
Jerry Szilagyi
Trustee, President and Principal Executive Officer

STATE OF NEW YORK	)
	)	ss:
COUNTY OF SUFFOLK	)

Before me, a Notary Public, in and for said county and state, personally appeared Jerry Szilagyi who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May, 2017.

NOTARY PUBLIC	/s/ Stephanie Shearer
Stephanie Shearer	Notary Public
No. 01SH6176046	My commission expires 10/29/19
Exp. 10/29/19
Suffolk County
STATE OF NEW YORK

(SEAL)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE , its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2017.

/s/ Erik Naviloff
Erik Naviloff
Treasurer and Principal Financial Officer

STATE OF NEW YORK	)
	)	ss:
COUNTY OF SUFFOLK	)

Before me, a Notary Public, in and for said county and state, personally appeared Erik Naviloff who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May, 2017.

NOTARY PUBLIC	/s/ Stephanie Shearer
Stephanie Shearer	Notary Public
No. 01SH6176046	My commission expires 10/29/19
Exp. 10/29/19
Suffolk County
STATE OF NEW YORK

(SEAL)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2017.

/s/ Dr. Bert Pariser
Dr. Bert Pariser
Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF SUFFOLK	)

Before me, a Notary Public, in and for said county and state, personally appeared Bert Pariser who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May, 2017.

NOTARY PUBLIC	/s/ Stephanie Shearer
Stephanie Shearer	Notary Public
No. 01SH6176046	My commission expires 10/29/19
Exp. 10/29/19
Suffolk County
STATE OF NEW YORK

(SEAL)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE , its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2017.

/s/ Tobias Caldwell
Tobias Caldwell
Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF SUFFOLK	)

Before me, a Notary Public, in and for said county and state, personally appeared Tobias Caldwell who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May, 2017.

NOTARY PUBLIC	/s/ Stephanie Shearer
Stephanie Shearer	Notary Public
No. 01SH6176046	My commission expires 10/29/19
Exp. 10/29/19
Suffolk County
STATE OF NEW YORK

(SEAL)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MUTUAL FUND SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”) (SEC File No. 811-21872), periodically makes certain filings with the Securities and Exchange Commission (“SEC”); and

WHEREAS, the undersigned a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and MICHAEL V. WIBLE , its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to do any and all acts and things and to execute in their name and file any and all registration statements, including registration statements on Form N-14, made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust and each series of the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the SEC in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC. The undersigned gives and grants to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2017.

/s/ Tiberiu Weisz
Tiberiu Weisz
Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF SUFFOLK	)

Before me, a Notary Public, in and for said county and state, personally appeared Tiberiu Weisz who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May, 2017.

NOTARY PUBLIC	/s/ Stephanie Shearer
Stephanie Shearer	Notary Public
No. 01SH6176046	My commission expires 10/29/19
Exp. 10/29/19
Suffolk County
STATE OF NEW YORK

(SEAL)